UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2006

                  Morgan Stanley Home Equity Loan Trust 2006-1
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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            (Exact name of the depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)

          Delaware                    333-121914-16               13-3939229
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(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation of              File Number of           Identification No.
         depositor)                  issuing entity)            of depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code(212) 761-4000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on February 14, 2006, is hereby amended and restated in its entirety, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Home Equity Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1. On January 26, 2006, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, First NLC Financial Services, LLC, as responsible party, Decision One Mortgage Company, LLC, as responsible party, LaSalle Bank National Association, as custodian, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley Home Equity Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1 (the "Certificates"), issued in sixteen classes. The Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate initial principal amount of $729,341,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), pursuant to an Underwriting Agreement dated as of January 24, 2006 by and among the Company and the Underwriters.

            Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

            The Class A-1 Certificates were sold to Morgan Stanley & Co. Incorporated on January 26, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Certificates were applied to the purchase of the mortgage loans from the Company.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, as depositor, LaSalle Bank National Association, as custodian, HomEq Servicing Corporation, as servicer, First NLC Financial Services, LLC, as responsible party, Decision One Mortgage Company, LLC, as responsible party, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2006

                                        MORGAN STANLEY ABS CAPITAL I INC.


                                        By: /s/ Steven Shapiro
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                                            Name: Steven Shapiro
                                            Title: Executive Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Pooling and Servicing Agreement,                (E)
                        dated as of January 1, 2006, by and
                        among the Company, as depositor,
                        LaSalle Bank National Association,
                        as custodian, HomEq Servicing
                        Corporation, as servicer, First NLC
                        Financial Services, LLC, as
                        responsible party, Decision One
                        Mortgage Company, LLC, as
                        responsible party, and Deutsche Bank
                        National Trust Company, as trustee